Commitments and contingencies	9 Months Ended
Sep. 30, 2021
Commitments and contingencies
Commitments and contingencies

14. Commitments and contingencies

Contractual commitments

As of September 30, 2021, the Partnership has no material commitments for capital expenditures. During the second quarter of 2021, the procedures for the on-water class renewal survey for the Höegh Grace were completed. Incurred expenditures of $1.6 million have been capitalized in conncection with the survey. No off-hire ocurred during the third quarter of 2021.

As of September 30, 2021, there were no material contractual purchase commitments.

Claims and Contingencies

Joint ventures boil-off settlement

Under the Neptune and the Cape Ann time charters, the joint ventures undertake to ensure that the vessel always meets specified performance standards during the term of the time charters. The performance standards include the vessel not exceeding a maximum average daily boil-off of LNG, subject to certain contractual exclusions, as specified in the time charter. Pursuant to the charters, the hire rate is subject to deduction by the charterer of, among other things, sums due in respect of the joint ventures’ failure to satisfy the specified performance standards during the period. On September 8, 2017, the charterer notified the joint ventures that it was formally making a claim for compensation in accordance with the provisions of the charters for a stated quantity of LNG exceeding the maximum average daily boil-off since the beginning for the charters. Accruals are recorded for loss contingencies or claims when it is probable that a liability will be incurred, and the amount of loss can be reasonably estimated. As of September 30, 2017, the joint ventures determined the liability associated with the boil-off claim was probable and could be reasonably estimated resulting in a total accrual of $23.7 million which was recorded as a reduction of time charter revenues in the third quarter of 2017. As a precaution, the joint ventures suspended payments on their shareholder loans as of September 30, 2017 pending the outcome of the boil-off claim. The Partnership's 50% share of the accrual was approximately $11.9 million. The claim was referred to arbitration.

In February 2020, each of the joint ventures and the charterer reached a commercial settlement addressing all the past and future claims related to boil-off with respect to the Neptune and the Cape Ann. The settlement amount was in line with the accrual made by the joint ventures. Accordingly, the accrual was unchanged as of December 31, 2019. The settlement reached was subject to executing final binding agreements between the parties. The final settlement and release agreements were signed on and had an effective date of April 1, 2020. Among other things, the settlement provided that 1) the boil-off claim, up to the effective date of the settlement agreements, would be settled for an aggregate amount of $23.7 million, paid in instalments during 2020, 2) the costs of the arbitration tribunal would be equally split between the parties and each party would settle its legal and other costs, 3) the joint ventures have or would implement technical upgrades on the vessels at their own cost to minimize boil-off, and 4) the relevant provisions of the time charters would be amended regarding the computation and settlement of prospective boil-off claims. The Partnership’s 50% share of the settlement was the same as its share of the accrual, or approximately $11.9 million. As a result, the settlement had no impact to the Partnership’s consolidated income statement for the year ended December 31, 2020.

The first installment of the settlement of $17.2 million was paid by the joint ventures in April 2020. The Partnership’s 50% share was $8.6 million. The second and final installment of the settlement of $6.5 million was paid by the joint ventures in December 2020. The Partnership’s 50% share was $3.3 million.

The Partnership is indemnified by Höegh LNG for its share of the technical modifications of the vessels and any prospective boil-off claims or other direct impacts of the settlement agreement. On April 8, 2020 and December 11, 2020, the Partnership was indemnified by Höegh LNG for its share of the joint ventures boil-off settlement payments by a reduction of $8.6 million and $3.3 million, respectively, on its outstanding balance on the $85 million revolving credit facility from Höegh LNG. On March 12, 2021, the Partnership was indemnified by Höegh LNG for its share of the joint ventures performance claims for the year ended December 31, 2020 by a reduction of $0.3 million on its outstanding balance on the $85 million revolving credit facility from Höegh LNG.

Höegh LNG and the other major owner guarantee the performance and payment obligations of the joint ventures under the time charters.

Indonesian corporate income tax

Based upon the Partnership’s experience in Indonesia, tax regulations, guidance and interpretation in Indonesia may not always be clear and may be subject to alternative interpretations or changes in interpretations over time. The Partnership’s Indonesian subsidiary is subject to examination by the Indonesian tax authorities for corporate income tax for up to five years following the completion of a fiscal year. On January 22, 2021, the Partnership’s Indonesian subsidiary received a letter from the Indonesian tax authorities that there will be an examination by the Indonesian tax authorities for the tax return from 2019 during 2021. The examinations may lead to ordinary course adjustments or proposed adjustments to the subsidiary’s income taxes with respect to years under examination. Future examinations may or may not result in changes to the Partnership’s provisions on tax filings for the open tax years that remain subject to a potential tax audit in Indonesia. The position for the open tax years was to take a tax deduction for the interest expense on the internal promissory note. For 2019, see Indonesian 2019 tax audit below. For this tax position, the Partnership concluded that it does not have the level of evidence necessary to support a conclusion that the tax position is more-likely-than-not of being sustained. Accordingly, unrecognized tax benefits for uncertain tax positions increased during the third quarter of 2021. As of September 30, 2021, and December 31, 2020, the unrecognized tax benefits for uncertain tax positions were $11.1 million and $2.7 million, respectively.

Indonesian 2019 tax audit

In June 2021, the tax audit for PGN FSRU Lampung’s 2019 tax return was completed. The main finding was that the internal promissory note was reclassified from debt to equity such that 100% of the accrued interest was disallowed. The Indonesian subsidiary filed an Objection Request with the Central Jakarta Regional Tax Office on September 24, 2021, confirmed by the tax office September 27, 2021. The Partnership and its Indonesian subsidiary disagree with the conclusion. However, the Partnership and its Indonesian subsidiary may not be successful in the appeal and have expensed and paid the additional tax for 2019 including penalities of a total of $2.7 million as of September 30, 2021. Additionally, and as described above and under Indonesian corporate income tax, an increase in the tax provision, or liability, of $8.4 million for the potential future obligation to the tax authorities for a disallowed interest deduction compared with position for the open years.

Indonesian property tax

The Partnership’s Indonesian subsidiary was assessed for Land and Building tax (“property tax”) and penalties of $3.0 million by the Indonesian authorities for the period from 2015 through 2019. The assessment was due to the issuance of the Indonesian Minister of Finance’s Decree No. 186/PMK.03/2019 (“PMK 186/2019”) which defines FSRUs as a “Building” subject to the tax. The Partnership’s Indonesian subsidiary has appealed the assessment. The appeal process could take a number of years to conclude. There can be no assurance of the result of the appeal or whether the Indonesian subsidiary will prevail. As a result, the property tax and penalties were expensed as a component of vessel operating expenses for the year ended December 31, 2019. Until the appeal is concluded, the Indonesian subsidiary will be required to pay an annual property tax of approximately $0.5 million.

PGN FSRU Lampung Arbitration

As previously reported, by letter dated July 13, 2021, the charterer under the lease and maintenance agreement for the PGN FSRU Lampung (“LOM”) raised certain issues with PT Höegh LNG Lampung (“PT HLNG”) in relation to the operations of the PGN FSRU Lampung and the LOM and by further letter dated July 27, 2021, stated that it would commence arbitration against PT HLNG. On August 2, 2021 the charterer served a notice of arbitration (“NOA”) to declare the LOM null and void, and/or to terminate the LOM, and/or seek damages. PT HLNG has served a reply refuting the claims as baseless and without legal merit and has also served a counterclaim against the charterer for multiple breaches of the LOM. PT HLNG will take all necessary steps and will vigorously defend the charterer’s claims in the legal process.

The commercial tranche of the Lampung facility was initially due on September 29, 2021. During the third quarter of 2021, the maturity date was deferred to January 14, 2022 and will be further deferred to March 29, 2022 if commitment letters and a term sheet for an Approved Refinancing are in place by December 29, 2021. The export credit tranche of the Lampung facility can be called if the commercial tranche is not refinanced. The ongoing refinancing of the Lampung credit facility, which had been scheduled to close by the end of the second quarter of 2021, is not yet completed due to the failure by the charterer to countersign certain customary documents related to the new credit facility. These circumstances left the Partnership exposed to having to arrange alternative refinancing. Such alternative refinancing is in progress. In November we received commitment letters and a term sheet for an Approved Refinancing from a group of lenders. We expect to complete this refinancing before the deferred maturity date, subject to certain required approvals by export credit tranche lenders, completing documentation and customary closing conditions. However, we are also continuing to pursue other potential alternative debt structures. The terms of the alternative refinancing, if we are successful in finalizing such refinancing, are likely to be less favourable than the terms of the originally agreed refinancing and the existing Lampung facility.

No assurance can be given at this time as to the outcome of the dispute with the charterer of the PGN FSRU Lampung, or of the ongoing refinancing of the Lampung facility. Notwithstanding the NOA, both parties have continued to perform their respective obligations under the LOM. In the event that we are unable to refinance the Lampung facility or if the outcome of such dispute is unfavorable to us, it could have a material adverse impact on our business, results of operations, financial condition and ability to pay distributions to unitholders.

The Securities Class Actions

On October 27, 2021, a federal securities class action lawsuit was filed against the Partnership and certain of its current and former officers in the United States District Court for the District of New Jersey. The name of the case is Guillermo Sanchez v. Hoegh LNG Partners LP, et al., Case No. 2:21-cv-19374-KM-JBC. The complaint alleges that the Partnership made materially false and misleading statements about its business and operations, and seeks unspecified damages, attorneys’ fees and any other relief the court deems proper. A substantially identical suit named Arthur F. Roizman v. Hoegh LNG Partners LP, et al., Case No. 1:21-cv-19613 was filed on November 3, 2021 in the same court (together with the previously mentioned suit, the “Securities Class Actions”). The Partnership believes the allegations in these suits are without merit, and intends to vigorously defend against them. As a result of the uncertainty regarding the outcome of these matters, no provision has been made in the Unaudited Condensed Interim Consolidated Financial Statements.